Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, as amended, each of the undersigned hereby consent to the joint filing on its behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of the shares of Class A Common Stock of Reata Pharmaceuticals, Inc. The undersigned hereby further agree that this Joint Filing Agreement be included as an exhibit to such statement and any such amendment. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. The undersigned hereby further agree that this Joint Filing Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

Dated: June 6, 2016	WILLIAM E. ROSE

/s/ Charles E. Gale, Attorney-In-Fact
William E. Rose

ESTATE OF EDWARD W. ROSE III

/s/ Charles E. Gale
Charles E. Gale
Executor

CHARLES E. GALE

/s/ Charles E. Gale
Charles E. Gale

EVELYN P. ROSE

/s/ Charles E. Gale, Attorney-In-Fact
Evelyn P. Rose

PUFFIN GP, LLC

/s/ Charles E. Gale
Charles E. Gale
Co-Manager

MONTROSE INVESTMENTS GP, LLC

/s/ Charles E. Gale, Attorney-In-Fact
William E. Rose
Sole Member

CHARLES HENRY ROSE 2001 TRUST

/s/ Charles E. Gale, Attorney-In-Fact
William E. Rose
Co-Trustee

JOHN WILLIAM ROSE 2002 TRUST

/s/ Charles E. Gale, Attorney-In-Fact
William E. Rose
Co-Trustee

CHARLES E. GALE FIDELITY ROLLOVER IRA

/s/ Charles E. Gale
Charles E. Gale
Authorized Signatory

PUFFIN PARTNERS, L.P.

By:	Puffin GP, LLC

/s/ Charles E. Gale
Charles E. Gale
Co-Manager

MONTROSE INVESTMENTS I, L.P.

By:	Montrose Investments GP, LLC

/s/ Charles E. Gale, Attorney-In-Fact
William E. Rose
Sole Member

EDWARD W. ROSE FIDELITY ROLLOVER IRA

/s/ Charles E. Gale,
Charles E. Gale
Authorized Signatory